                                  SCHEDULE 14A
                                  RULE 14a-101
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                      Securities and Exchange Act of 1934

      Filed by the Registrant /X/

      Filed by a party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy
      / /        CONFIDENTIAL FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
                 RULE 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

            AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
-----------------------------------------------------------------------
           (Name of Registrant as Specified In Its Charter)

-----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the
                              Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fees paid previously with preliminary materials

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                AMERICAN EQUITY
                        INVESTMENT LIFE HOLDING COMPANY
                            ------------------------

                        5000 WESTOWN PARKWAY, SUITE 440
                          WEST DES MOINES, IOWA 50266
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 7, 2001

    The Annual Meeting of Stockholders of American Equity Investment Life Holding Company will be held at the Company's executive offices, 5000 Westown Parkway, Suite 440, West Des Moines, Iowa 50266, on Thursday, June 7, 2001 at 3:30 p.m., local time, for the following purposes:

    1.  To elect a total of three (3) Directors to three-year terms.

    2. To consider and vote upon the ratification of the appointment of Ernst & Young, LLP as independent auditors for 2001.

    3. To transact such other business that may properly come before the meeting or any adjournment thereof.

    The close of business on April 19, 2001, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof.

    PLEASE EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR BY FAX TO (515) 221-9989. IF YOU ATTEND THE MEETING YOU MAY VOTE EITHER IN PERSON OR THROUGH YOUR PROXY.

                                          By Order of the Board of Directors

                                          Debra J. Richardson
                                          Secretary

West Des Moines, Iowa
April 27, 2001

                                PROXY STATEMENT
                AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 7, 2001

                            ------------------------

                               TABLE OF CONTENTS

ANNUAL MEETING AND PROXY SOLICITATION INFORMATION...........    2
      General Information...................................    2
      Voting................................................    2

PROPOSALS TO BE VOTED UPON..................................    3
      Proposal 1 -- Election of Directors...................    3
      Proposal 2 -- Appointment of Independent Auditors.....    4

INFORMATION REGARDING MANAGEMENT AND CERTAIN SECURITY
  HOLDERS...................................................    5
      Security Ownership of Management and Certain
       Beneficial Owners....................................    5
      Compensation of the Board of Directors................    6
      Meetings and Committees of the Board of Directors.....    7
      Executive Officers....................................    8
      Executive Compensation................................    9
      Compensation Committee Report.........................   12
      Audit Committee Report................................   12
      Certain Relationships and Related Party
       Transactions.........................................   13
      Section 16(a) Beneficial Ownership Reporting
       Compliance...........................................   14
      No Public Market for Shares...........................   14

OTHER INFORMATION...........................................   14
      Stockholder Proposals for the 2002 Annual Meeting.....   14
      Annual Report on Form 10-K............................   15
      Annual Report to Stockholders.........................   15

               ANNUAL MEETING AND PROXY SOLICITATION INFORMATION

GENERAL INFORMATION

    This Proxy Statement is furnished to the stockholders of American Equity Investment Life Holding Company, 5000 Westown Parkway, Suite 440, West Des Moines, Iowa 50266 (referred to in this Proxy Statement as the "Company" or as "we", "our" or "us"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders to be held on June 7, 2001, at the time and place shown in the Notice of Annual Meeting of Stockholders, and at any adjournment thereof.

    We will bear all expenses in connection with this solicitation. Proxies may be solicited by the Board of Directors or management personally, by telephone or by facsimile.

    This Proxy Statement is first being mailed on or about April 27, 2001.

VOTING

    Only stockholders of record as of the close of business on April 19, 2001, will be entitled to the notice of and to vote at the meeting. We have a single class of voting common stock, $1 par value per share ("Common Stock"), of which 14,534,742 shares were outstanding and entitled to vote on such date. Each share is entitled to one vote.

    If the enclosed proxy is properly executed and returned in time, it will be voted at the meeting in accordance with the instructions contained therein. If no direction is given, proxies will be voted in favor of the two proposals described in this Proxy Statement. Any stockholder furnishing a proxy may revoke it at any time before it is properly voted either by attending the meeting and voting in person or by delivering written notice of revocation or later dated proxy to the Secretary.

    We know of no business that has been properly proposed or will be presented for consideration at the meeting other than that stated in the Notice of Annual Meeting of Stockholders. Should any additional business come before the meeting it is intended that the enclosed proxy will be voted in accordance with the judgment of the person or persons named in the proxy.

    Shares present in person or represented by proxy at the meeting will be tabulated for determination of whether or not a quorum is present. A quorum will be present if a majority of the votes entitled to be cast on a matter are represented for any purpose at the meeting. Votes withheld for any director and abstentions represented at the meeting will be counted for quorum purposes, but will not be counted as votes cast with respect to any other matter to come before the meeting and will not affect the outcome of any other matter.

    If a quorum exists, the (i) directors will be elected by a majority of the votes cast by the shares entitled to vote in the election; and (ii) action on other matters will be approved if the votes cast favoring the action exceed the votes cast opposing the action.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE TWO PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

                           PROPOSALS TO BE VOTED UPON
                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    The Board of Directors presently consists of nine members, each of whom have been appointed to one of three Classes with three years terms expiring on a staggered basis. The terms of service of the three directors presently serving as the Class I directors expire at the annual meeting to be held on June 7, 2001. Each of the Class I directors are nominated for re-election to a new term of three years expiring in 2004.

    The Board of Directors anticipates that the nominees will be able to serve on the Board. In the event any nominee should be unable to do so, proxies will be voted for such substitute nominee as the Board of Directors in its discretion may recommend. Proxies will be voted for the election of the nominees unless the stockholder giving the proxy withholds such authority.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE NOMINEES LISTED BELOW.

NOMINEES FOR CLASS I DIRECTOR

    The following individuals have been nominated by the Board as Class I directors whose terms will expire at the annual meeting to be held in 2004:

    JOHN C. ANDERSON is a member of the Southbrooke Health Center, Pell City, Alabama, where he has practiced chiropractic medicine since 1990, and is the Associate Medical Director for American Equity Investment Life Insurance Company ("our life subsidiary"). Dr. Anderson is on the staff at St. Clair Regional Hospital, and has served on the Physician Advisory Committee for Blue Cross/Blue Shield of Alabama. Dr. Anderson holds a certification in disability and impairment rating, and is a member of the Academy of MUA Physicians and the American Academy of Pain Management.

    Director since 1998. Age 37.

    ROBERT L. HILTON served as Executive Vice President of Insurance Data Resources Statistical Services, Inc., Boca Raton, Florida from 1997 until December 1999. From 1992 to 1996, he served as President of TIDE Consulting Co., Destin, Florida. Mr. Hilton is a former Director of The Statesman Group, Inc. ("Statesman") and served for over 40 years as Senior Vice President of the National Council of Compensation Insurance, Boca Raton, Florida.

    Director since 1996. Age 72.
    Member: Compensation Committee

    JOHN M. MATOVINA is a private investor and has been a financial consultant to the Company since 1997. From November 1983 through November 1996, he was a senior financial officer of Statesman and many of its subsidiaries and prior to Statesman's acquisition in September 1994, he served as Statesman's Chief Financial Officer, Treasurer and Secretary. Mr. Matovina is a certified public accountant and has over 18 years experience as a financial officer in the insurance industry.

    Director since 2000. Age: 46
    Member: Audit Committee

                                   PROPOSAL 2
                 APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    Upon recommendation of the Audit Committee, the Board of Directors has appointed Ernst & Young, LLP as our independent auditors for the year 2001, subject to ratification by the stockholders. Ernst & Young has served as our independent auditors since the Company was formed in 1995. Fees for the last fiscal year were $130,000 for the annual audit, $88,100 for audit related services and $47,300 for non-audit related services. Representatives of Ernst & Young are expected to be present at the meeting and to be available to appropriate questions. If the appointment of Ernst & Young is not ratified by the stockholders, the Board of Directors may appoint other independent public accountants based upon the recommendation of the Audit Committee.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS OUR INDEPENDENT PUBLIC ACCOUNTANTS.

         INFORMATION REGARDING MANAGEMENT AND CERTAIN SECURITY HOLDERS

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

    The Company presently has 320 stockholders. The following table sets forth the beneficial ownership of our Common Stock as of March 31, 2001 by: (i) each director and nominee for director of us; (ii) our chief executive officer and each of our other most highly compensated executive officers; (iii) all executive officers, directors and nominees for directors as a group; and (iv) each stockholder known by us to be the beneficial owner of more than 5% of our Common Stock.

                                                                                   WARRANTS, OPTIONS,
                                                          SHARES BENEFICIALLY     SUBSCRIPTION RIGHTS
                                                                OWNED(1)           INCLUDED IN NUMBER
                                                          --------------------   OF SHARES BENEFICIALLY
NAME OF BENEFICIAL OWNER                                   NUMBER     PERCENT           OWNED(2)
------------------------                                  ---------   --------   ----------------------
David J. Noble(3)(4)....................................  4,099,500    23.87            2,640,000
James M. Gerlach(5)(6)..................................    347,250     2.35              254,250
John C. Anderson........................................     10,650     *                      --
Robert L. Hilton........................................      3,750     *                      --
John M. Matovina(7).....................................     18,000     *                      --
Ben T. Morris...........................................     68,019     *                  23,211
David S. Mulcahy (4)(5).................................     96,000     *                  30,000
A. J. Strickland, III(6)................................    234,000     1.60              105,000
Harley A. Whitfield.....................................     36,000     *                  15,000
Terry A. Reimer(5)(6)...................................    345,750     2.34              251,250
Kevin R. Wingert........................................    150,600     1.03              112,500
Wendy L. Carlson........................................    111,300     *                  97,500
All executive officers, directors and nominees for
  directors as a group (13 persons).....................  5,713,041    31.32            3,706,086

5% Owners:

Farm Bureau Life Insurance Company(4)...................  4,687,500    32.25
5400 University Avenue
West Des Moines, Iowa 50266

Conseco Companies.......................................  1,369,500     9.42
11825 North Pennsylvania Street
Carmel, Indiana 46032

------------------------

*   Less than 1%.

(1) Beneficial ownership is determined in accordance with Rule 13d-3 of the Securities Exchange Act and generally includes voting and investment power with respect to securities, subject to community property laws, where applicable.

(2) Except for Mr. Noble's stock options with respect to 960,000 shares of Common Stock, all stock options are granted pursuant to the American Equity Investment 1996 Stock Option Plan.

(3) Includes 1,203,000 shares owned by Mr. Noble, 19,500 shares held in a self-directed retirement plan account and 237,000 shares owned by Twenty Services, Inc. Mr. Noble beneficially owns 53% of Twenty Services, Inc.

(4) Of the 4,687,500 shares beneficially owned by Farm Bureau Life Insurance Company, 1,869,873 shares are on deposit in a voting trust which has a term of ten years ending on December 31, 2007. Under the terms of the voting trust, the voting trustees named therein control all voting rights attributable to the shares deposited in the voting trust, while Farm Bureau Life Insurance

     Company retains the economic rights to those shares. The voting trustees are David J. Noble, David S. Mulcahy and Debra J. Richardson, each of whom is a director or an executive officer of the Company. Each of the voting trustees disclaims any beneficial ownership with respect to these shares. Farm Bureau Life Insurance Company has a "right of first refusal" to maintain a 20% ownership interest in our issued and outstanding equity securities.

(5) In addition to the shares reflected in this table, Mr. Gerlach and Mr. Reimer each have Deferred Compensation Agreements with us pursuant to which they will receive shares of Common Stock on a deferred payment basis for services rendered during our initial start-up period. Further, Mr. Mulcahy has a Deferred Compensation Agreement with us pursuant to which he will receive shares of Common Stock on a deferred payment basis for consulting services he provided in 1997. These shares will be issued only upon the occurrence of certain trigger events, including death, disability, retirement or board of directors action. Under their respective Deferred Compensation Agreements, Mr. Gerlach is entitled to receive 24,285 shares; Mr. Reimer is entitled to receive 19,845 shares; and Mr. Mulcahy is entitled to receive 28,125 shares.

(6) Dr. Strickland's ownership includes 54,000 shares held by his children. Mr. Reimer's ownership interest includes 3,000 shares owned by his spouse. Mr. Gerlach's ownership interest includes 3,000 shares owned jointly with his spouse.

(7)  Mr. Matovina's shares are held in a self-directed retirement plan account.

    In addition to the equity securities of the Company reflected in the table above, certain of the directors and executive officers beneficially own shares of the 8% Convertible Trust Preferred Securities issued by one of our subsidiary trusts. Messrs. Noble, Gerlach, Mulcahy and Reimer own 2,000, 1,000, 4,000 and 1,000 of such securities, respectively, and the directors and executive officers as a group (13 persons) own 9,000 of such securities. Such securities are convertible into our Common Stock on a three-for-one basis.

COMPENSATION OF THE BOARD OF DIRECTORS

    Each member of the Board of Directors who is not an officer of the Company receives $500 per day for attending meetings of the Board of Directors or meetings of committees of the Board of Directors, plus reimbursement of expenses for attending such meetings. Under the 2000 Director Stock Option Plan, Directors who are not employees may receive grants of options to purchase shares of our Common Stock; however, no such grants have been made.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors met four times in 2000, and each of the Directors attended at least 75% of the meetings. We currently have four permanent board committees described below:

    The EXECUTIVE COMMITTEE performs the following functions, among others: (i) except as prohibited by applicable law, exercises, between meetings of our board, all of the powers and authority of the board in our direction and management; (ii) reviews corporate matters presented, or to be presented, to our board; and (iii) makes recommendations to the board on policy matters.

    The AUDIT COMMITTEE performs the following functions, among others: (i) makes recommendations to our board concerning the engagement of independent auditors; (ii) monitors and reviews the quality and activities of our independent auditors; and (iii) monitors the adequacy of our operating and internal controls as reported by management and the independent auditors. The Audit Committee is governed by a written charter approved by the Board of Directors, a copy of which is included as Appendix A to this Proxy Statement. In addition, the report of the Audit Committee is set forth below.

    The COMPENSATION COMMITTEE performs the following functions, among others:
(i) reviews salary, benefits and other compensation of our chief executive officer; (ii) makes recommendations to our board regarding the salary benefits and other compensation of our chief executive officer; and (iii) administers our employee stock option plan. The report of the Compensation Committee is set forth below.

    The INVESTMENT COMMITTEE performs the following functions, among others: (i) manages our assets and liabilities; (ii) makes recommendations to our board regarding investment policy; and (iii) reviews procedures and practices relating to our investment activities.

    These committees are comprised of the following members and held the following number of meetings in 2000:

COMMITTEE:             MEMBERS:     2000 MEETINGS:
----------             --------     --------------
Executive              Noble              12
                       Gerlach

Audit                  Mulcahy             1
                       Whitfield
                       Matovina

Compensation           Hilton              2
                       Strickland
                       Whitfield

Investment             Noble              12
                       Gerlach

    Each of the other committee members attended at least 75% of the committee meetings.

EXECUTIVE OFFICERS

    Executive officers of the Company do not have fixed terms but serve at the pleasure of the Board of Directors. The executive officers of the Company are:

    D. J. NOBLE (age 69) has served as Chairman, President and Treasurer of the Company and as Chairman of our life subsidiary since their formation in 1995. Mr. Noble was also President of our life subsidiary from the inception of the Company until March, 2001. Mr. Noble was Chief Executive Officer of Statesman from 1982 through 1994 and was a Director of Statesman (from 1975) and its President (from 1979) until he left to form the Company at the end of 1995. Mr. Noble has been active in the insurance industry for over 45 years. Mr. Noble is also a Director of Twenty Services, Inc. ("Twenty").

    KEVIN R. WINGERT (age 43) was appointed President of our life subsidiary in March, 2001. He served as Vice President for Marketing of that subsidiary from 1996. He served as Regional Vice President of Marketing for American Life and Casualty Insurance Company ("American Life"), a subsidiary of Statesman, from 1988 to 1996. Mr. Wingert has been active in the insurance industry for over 17 years.

    JAMES M. GERLACH (age 58) has served as a Director since 1997 and Executive Vice President since 1996 and as a Director, Executive Vice President and Chief Marketing Officer of our life subsidiary since 1996. Prior to joining the Company, Mr. Gerlach served as Executive Vice President and Secretary of American Life and as Executive Vice President and Treasurer of Vulcan Life Insurance Company, a subsidiary of American Life. Mr. Gerlach has been active in the insurance industry for over 35 years.

    TERRY A. REIMER (age 55) has served as Executive Vice President of the Company and as a Director, Executive Vice President, Chief Operating Officer and Treasurer of our life subsidiary since November 1996. Mr. Reimer was Executive Vice President, Treasurer and Chief Operating Officer of American Life from September 1988 through November 1996. Mr. Reimer is a certified public accountant and has been involved in the insurance industry for over 30 years.

    DEBRA J. RICHARDSON (age 44) has served as Senior Vice President and Secretary of the Company and as a Director, Vice President and Secretary of our life subsidiary since June 1996. Ms. Richardson was employed by Statesman from 1977 through April 1996, serving in various positions including Vice President-Shareholder/Investor Relations and Secretary. Ms. Richardson has been involved in the insurance industry for over 20 years.

    WENDY L. CARLSON (age 40) has served as Chief Financial Officer and General Counsel of the Company and as General Counsel of our life subsidiary since June 1999. Before becoming an employee, she served as outside corporate counsel for the Company from its inception in 1995. Ms. Carlson was previously a partner in the firm of Whitfield & Eddy, P.L.C., Des Moines, Iowa, where she practiced law from 1985 until June, 1999. She served as one of the corporate attorneys for Statesman for over 10 years. Ms. Carlson is also a certified public accountant.

EXECUTIVE COMPENSATION

    The following table sets forth certain information with respect to the annual and long-term compensation of the Company's chief executive officer and the Company's highest paid executive officers whose total salary and bonus for 2000 services exceeded $100,000. The amounts shown are aggregate compensation from the Company and its subsidiaries.

                           SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM
                                                                           COMPENSATION
                                                                             AWARDS--
                                                   ANNUAL COMPENSATION      SECURITIES
                                                   --------------------     UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION               YEAR     SALARY(1)    BONUS     OPTIONS/SARS(2)   COMPENSATION(3)
---------------------------             --------   ---------   --------   ---------------   ---------------
D.J. Noble............................    2000     $ 60,000    $   -0-             -0-           $1,200
  Chairman, President and                 1999       60,000        -0-             -0-            1,200
  Chief Executive Officer                 1998       60,000        -0-       1,200,000            1,200

Kevin R. Wingert......................    2000       75,000     25,277          60,000            2,006
  President, life subsidiary              1999       73,749     15,000          19,500            1,775
                                          1998       70,000                        -0-            1,476

James M. Gerlach......................    2000      120,000      6,382          47,250            2,677
  Executive Vice President                1999      120,000     10,000           8,250            2,400
                                          1998      120,000      5,000             -0-            2,400

Terry A. Reimer.......................    2000      120,000      6,382          47,250            2,834
  Executive Vice President                1999      120,000     10,000           8,250            2,400
                                          1998      120,000      5,000             -0-            2,400

Wendy L. Carlson......................    2000      120,000      6,341          45,000            2,527
  Chief Financial Officer                 1999       68,305      5,000          52,500              -0-
  and General Counsel                     1998          -0-        -0-             -0-              -0-

------------------------

(1)  Includes employee tax-deferred contributions to our 401(k) savings plan.

(2) Except for Mr. Noble, all awards were made under our 1996 Incentive Stock Option Plan and our 2000 Employee Stock Option Plan. The number of securities for Mr. Noble includes warrants to purchase 240,000 shares of Common Stock, all of which were exercised in 2000, and options to purchase 960,000 shares of Common Stock.

     With respect to the 240,000 warrants exercised by Mr. Noble in 2000, the Company loaned him the aggregate exercise price of $800,000 pursuant to a forgivable loan agreement. The forgivable loan agreement is with full recourse, and is not collateralized by the shares issued in connection with the exercise of the warrants. The loan is repayable in five equal annual installments of principal and interest, each of which may be forgiven if Mr. Noble remains continuously employed by the Company in his present capacities, subject to specified exceptions. Forgiven amounts will constitute compensation to Mr. Noble in the year the forgiveness occurs.

     In addition to the number of securities listed, Messrs. Noble, Gerlach and Reimer, received management subscription rights to purchase shares of common stock in connection with a rights offering in December 1997. Those executive officers received the right to purchase one share of Common Stock for each share owned and one-half share of Common Stock for each stock option held at the close of business on December 1, 1997. These management subscription rights have an exercise price of $5.33 per share and may be exercised at any time prior to December 1, 2002. Mr. Noble received 1,680,000 management subscription rights and Mr. Gerlach and Mr. Reimer each received 116,750 management subscription rights.

(3)  Represents employer contributions to our 401(k) savings plan.

    The following table sets forth information concerning stock options granted during the fiscal year ended December 31, 2000 to our chief executive officer and our other highly compensated executive officers..

                      OPTIONS GRANTED IN LAST FISCAL YEAR

                                        INDIVIDUAL GRANTS(1)                                   POTENTIAL REALIZABLE
                                     ---------------------------                                 VALUE AT ASSUMED
                                      NUMBER OF      % OF TOTAL                                ANNUAL RATES OF STOCK
                                      SECURITIES    OPTIONS/SARS                              PRICE APPRECIATION FOR
                                      UNDERLYING     GRANTED TO                                   OPTION TERM(2)
                                     OPTIONS/SARS   EMPLOYEES IN   EXERCISE OR   EXPIRATION   -----------------------
NAME                                   GRANTED      FISCAL YEAR    BASE PRICE       DATE          5%          10%
----                                 ------------   ------------   -----------   ----------   ----------   ----------
D.J. Noble.........................       None            --            --          --               --           --

Kevin R. Wingert...................     60,000          12.4%         9.67       12/30/10      $364,885     $924,689

James M. Gerlach...................     47,250           9.8%         9.67       12/30/10       287,347      728,193

Terry A. Reimer....................     47,250           9.8%         9.67       12/30/10       287,347      728,193

Wendy L. Carlson...................     45,000           9.3%         9.67       12/30/10       273,663      693,517

------------------------

(1) All employee options granted during 2000 have an exercise price per share equal to the estimated fair value of our Common Stock on the date of grant, and are exercisable immediately.

(2) As required by the Securities and Exchange Commission, these columns show gains that may exist for the respective options, assuming that the fair value for our Common Stock appreciates from the date of grant of the duration of the options at the annual rates of 5% and 10% respectively. If the price of our Common Stock does not increase above the exercise price at the time of exercise, the value realizable from these options will be zero.

    The following table sets forth information concerning the exercise of stock options during the fiscal year ended December 31, 2000 by our chief executive officer and our other highly compensated executive officers and the fiscal year-end value of the unexercised options.

             AGGREGATE OPTION EXERCISES AND FISCAL YEAR-END VALUES

                                                                     NUMBER OF
                                                               SECURITIES UNDERLYING   VALUE OF UNEXERCISED
                                                                    UNEXERCISED            IN-THE-MONEY
                                                                   OPTIONS/SARS            OPTIONS/SARS
                                     SHARES                    AT FISCAL YEAR-END(2)   AT FISCAL YEAR-END(1)
                                   ACQUIRED ON      VALUE        EXERCISABLE (E)/        EXERCISABLE (E)/
NAME                                EXERCISE     REALIZED(1)     UNEXERCISABLE (U)       UNEXERCISABLE (U)
----                               -----------   -----------   ---------------------   ---------------------
                                                               (E) 960,000             (E) $4,640,000
D.J. Noble.......................   240,000      $1,521,600    (U) None                (U) None

                                                               (E) 112,500             (E) 252,500
Kevin R. Wingert.................    None           None       (U) None                (U) None

                                                               (E) 138,000             (E) 536,750
James M. Gerlach.................    None           None       (U) None                (U) None

                                                               (E) 135,000             (E) 517,750
Terry A. Reimer..................    None           None       (U) None                (U) None

                                                               (E) 97,500              (E) 122,500
Wendy L. Carlson.................    None           None       (U) None                (U) None

------------------------

(1) Values equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the exercise price. For purposes of this table, fair market value was deemed to be $9.67 per share, based upon the value determined by the Board of Directors to be the fair market value set as the exercise price for options granted to employees in March, 2000.

(2) Does not include management subscription rights (see footnote (2) to the Summary Compensation Table). based upon a deemed fair market value of $9.67 per share of Common Stock, Mr. Noble's 1,680,000 management subscription rights had a value of $7,291,200 and Mr. Gerlach's and Mr. Reimer's 116,250 management subscription rights had a value of $504,525 at fiscal year end.

    Except for the stock options granted to Mr. Noble, all stock options were granted under our 1996 Stock Option Plan and the 2000 Employee Stock Option Plan.

COMPENSATION COMMITTEE REPORT

    The Compensation Committee is comprised of three directors who are not employees of the Company. The Compensation Committee makes recommendations to the Board of Directors as to the amount and form of compensation to be paid to Mr. Noble as President and CEO. The Compensation Committee also will be responsible for granting stock options under the 2000 Employee Stock Option Plan. The compensation of other executive officers is determined by Mr. Noble.

    Our compensation programs are designed to:

         (i) attract and retain highly qualified and motivated executive officers and employees

        (ii) encourage and reward achievement of our annual and long-term goals

       (iii) encourage executive officers and employees to become shareholders with interests aligned with those of other shareholders

    Our executive compensation program includes base pay, discretionary annual cash bonuses, and long-term incentive opportunities through the use of stock options. Section 162(m) of the Internal Revenue Code limits deductible compensation to $1 million per individual, with the exception of "performance-based compensation." All options granted to our CEO and other executive officers qualify for this exclusion. It is not anticipated that any executive officer will be paid more than $1 million (excluding "performance-based compensation") and accordingly, all amounts paid as executive compensation should be deductible for federal income tax purposes.

    Mr. Noble has elected to receive an annual base salary of $60,000 since the formation of the Company in December, 1995, and has received no cash bonuses. In 2000, the Compensation Committee reviewed Mr. Noble's compensation and made recommendations to the Board of Directors concerning an increase in Mr. Noble's compensation and a cash bonus to reflect his leadership, the scope of his responsibilities and the Company's growth and profitability. However, Mr. Noble did not accept the salary increase and bonus in 2000. He did receive a five-year forgivable loan in the aggregate principal amount of $800,000 in connection with the exercise of warrants. The payments on this loan will be treated as compensation to Mr. Noble if and when such payments are forgiven. See Note 2 to the Summary Compensation Table above.

                                          COMPENSATION COMMITTEE
                                          A.J. Strickland, III, Chair
                                          Harley A. Whitfield
                                          Robert L. Hilton

AUDIT COMMITTEE REPORT

    The Audit committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

    The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgements as to the quality, not just the acceptability of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards.

In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence.

    The Committee discussed with the Company's independent auditors the overall scope and plans for the audit. The committee meets with the independent auditors, with and without management present to discuss the results of the examination, the auditors evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held one meeting during fiscal year 2000.

    In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

                                          AUDIT COMMITTEE
                                          David S. Mulcahy, Chair
                                          Harley A. Whitfield
                                          John M. Matovina

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

    GENERAL AGENCY COMMISSION AND SERVICING AGREEMENT. The Company has a General Agency Commission and Servicing Agreement (the "Agreement") with American Equity Investment Service Company (the "Service Company"), wholly-owned by D. J. Noble, our chairman and chief executive officer, whereby, the Service Company acts as a national supervisory agent with responsibility for paying commissions to agents of the Company. Under the terms of the Agreement, the Service Company agreed to pay a specified portion of the commissions due to our agents on new annuity business written by our life subsidiary, and our life subsidiary agreed to pay renewal and other commissions to the Service Company on this business, principally based upon the account balances of the annuities remaining in force over a specified period. Under the Agreement our life subsidiary is required to comply with certain recurring obligations the breach of which will constitute an event of default. The Agreement is not assignable without the prior written consent of the other party and terminates on June 30, 2005.

    During the years ended December 31, 2000, 1999 and 1998, the Service Company paid $28,400,000, $37,723,000, and $19,933,000, respectively, to agents of the
Company. The Company paid renewal commissions to the Service Company of $20,449,000, $7,001,000, and $5,328,000, respectively.

    The Service Company has assigned its rights under the Agreement to a lender as collateral security for a $45 million line of credit made to Mr. Noble as borrower and recontributed by him as a loan to the Service Company. The Agreement has also been assigned as collateral security for a line of credit made to the Company to the extent the borrowings are loaned to the Service Company. In 1999, the Company agreed to loan to the Service Company up to $50,000,000 pursuant to a promissory note bearing interest at the "reference rate" of the financial institution which is the Company's principal lender. Principal and interest are payable quarterly over five years from the date of the advance. The Company also made loans to the Service Company 1999 from other funds. At December 31, 1999, total amounts advanced to and interest receivable from the Service Company were $18,175,000 and $581,957, respectively.

    Future payments by the life subsidiary on business in force at December 31, 2000 are dependent upon the account balances of the annuities remaining in force on each remaining quarterly renewal commission payment date. Estimated future renewal commission payments by the life subsidiary would be: $31,229,000 for 2001; $22,229,000 for 2002; $20,651,000 for 2003; and $14,451,000 for 2004.

    VARIABLE PRODUCT ALLIANCE. During 1998, our life subsidiary entered into a modified coinsurance agreement to cede 70% of its variable annuity business to Equitrust Life Insurance Company ("Equitrust"). Equitrust is an affiliate of Farm Bureau Life Insurance Company which beneficially owns 33.16% of our Common Stock. Under this agreement and related administrative services agreements, we paid Equitrust $118,000 and $120,000 for the years ended December 31, 2000 and 1999, respectively. The modified coinsurance agreement has an initial term of four years and will continue thereafter until termination by written notice at the election of either party. Any such termination will apply to the submission or acceptance of new policies, and business reinsured under the agreement prior to any such termination is not eligible for recapture before the expiration of 10 years.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

    Section 16(a) of the Securities Exchange Act generally requires the officers and directors of a reporting company, and persons who own more than ten percent of a registered class of a reporting company's equity securities, to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission. During 2000, there were two instances in which persons required to file such reports failed to do so within the specified time limit. First, the exercise by David J. Noble of warrants to acquire 240,000 shares of our Common Stock in May, 2000 was not reported on Form 4, but later was reported on Form 5. Second, the exercise of warrants to acquire 7,436 shares of our Common Stock in April, 2000 by Ben T. Morris (in his capacity as a principal of Sanders Morris Mundy, to which the warrant was issued) was not reported on Form 4 but was later reported on Form 5. With those two exceptions, and based solely on our review of the copies of such reports received by us, or upon written representations received from certain reporting persons, we believe that during 2000, our officers, directors and ten-percent shareholders complied with all Section 16(a) filing requirements applicable to them.

NO PUBLIC MARKET FOR SHARES

    Under Section 14 of the Securities and Exchange Act of 1934 and Regulation S-K promulgated by the Securities and Exchange Commission, we are required to provide a stock performance graph comparing the total return on our shares of Common Stock with certain recognized indexes. However, because there is no public market for our shares, it is not possible to establish a public value for our Common Stock and thus it is not possible to provide a stock performance graph.

                               OTHER INFORMATION

STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

    Stockholder proposals to be considered for inclusion in our proxy statement for the annual meeting to be held in 2002, or stockholder proposals to be presented from the floor of the meeting must be submitted in writing to Debra J. Richardson, Senior Vice President and Secretary, 5000 Westown Parkway, Suite 440, West Des Moines, Iowa 50266.

    A stockholder may present a proposal for inclusion in our proxy statement if such stockholder (i) is a record or beneficial owner of at least one percent or $2,000 in value of shares entitled to be voted at the meeting and has held the shares for at least one year prior to the time the proposal is submitted; and
(ii) continues to own the shares through the date of the meeting. Any such proposal must be received by us prior to December 31, 2001.

    In addition, under our Bylaws, a stockholder who desires to present a proposal from the floor of the 2002 annual meeting must submit the proposal between March 7 and April 7, 2002. Any such proposal must set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and
(v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

ANNUAL REPORT ON FORM 10-K

    Any stockholder who desires to obtain a copy, free of charge, of our Annual Report on Form 10-K for the year ended December, 31, 2000 (including our audited financial statements and financial statement schedules) as filed with the Securities and Exchange Commission, may contact Debra J. Richardson, Senior Vice President and Secretary, at 5000 Westown Parkway, Suite 440, West Des Moines, Iowa 50266 (515-888-1234, ext. 1704).

ANNUAL REPORT TO STOCKHOLDERS

    Simultaneously with the mailing of this Proxy Statement, we are mailing are 2000 Annual Report to all stockholders of record on April 19, 2001.

                                   APPENDIX A

                AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

                             ---------------------

                            AUDIT COMMITTEE CHARTER

                                ----------------

                          EFFECTIVE DATE: MAY 5, 2000

ORGANIZATION

    This charter governs the operations of the audit committee of the Board of Directors of American Equity Investment Life Holding Company. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee, and at least one member shall have accounting or related financial management expertise.

STATEMENT OF POLICY

    The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

    The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

    The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

    - The committee shall obtain the full board of directors approval of this Charter and review and reassess this Charter as conditions dictate (at least annually).

    - The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

    - The committee shall discuss with the independent auditors the overall scope and plans for their audit including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examination.

    - The committee shall review reports and communications received from regulatory agencies and other legal and regulatory matters that may have a material effect on the financial statements or related company compliance policies.

    - The committee shall inquire of management and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

    - The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purpose of this review.

    - The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

    - The committee shall review the Company=s disclosure in the proxy statement for its annual meeting of shareholders that describes that the Committee has satisfied its responsibilities under this Charter for the prior year. In addition, a copy of this Charter shall be included in the annual report to shareholders or the proxy statement at least triennially or in the year after any significant amendment to the Charter.

    - The committee shall submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

    - The committee shall investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose, if in its judgment, that is appropriate.

                AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
                         AUDIT COMMITTEE MEETING AGENDA

                                                   1ST         2ND          3RD          4TH
                                                 QUARTER     QUARTER      QUARTER      QUARTER
                                                ---------   ---------   -----------   ---------
AUDIT COMMITTEE
  Minutes of previous meeting.................        X           X          X              X
  Audit Committee Charter.....................                                              X
  Executive session of committee members......        X                 As required
  Report committee actions to the Board of
    Directors.................................                    As required

CHIEF FINANCIAL OFFICER
  Management overview of financial results for
    the quarter and/or year...................        X           X          X              X
  Draft Form 10-Q, Quarterly Public Filing....                    X          X              X
  Draft Form 10-K, Annual Public Filing.......        X
  Status of reserves and estimates............                    X
  Current accounting and financial reporting
    matters                                           X                 As required
  Financial Statements and Annual Report......        X
  Material interest transactions greater than
    $60,000...................................        X           X          X              X
  Other matters...............................        X           X          X              X
  Executive session with management...........        X                 As required

INDEPENDENT AUDITORS
  Report on quarterly reviews.................                    X          X              X
  Report on annual financial statements.......        X
  Appointment of independent auditors.........        X
  Scope of independent auditor's audit plan...                               X
  Review written statement delineating all
    relationships between the independent
    auditors and the company..................                                              X
  Independent auditor's auditing and
    consulting fees...........................                                              X
  Independent auditor's report on internal
    control weaknesses and recommendations....                    X
  Executive session with independent
    auditors..................................        X                 As required

CORPORATE COUNSEL
  Review insider trading policies and
    procedures................................                    As required

OTHER MEMBERS OF MANAGEMENT
  Legal matters...............................                    As required
  Tax matters.................................                    As required
  Information system matters..................                    As required
  Regulatory matters..........................                    As required

                                   APPENDIX B


                               FORM OF PROXY CARD
                                    P R O X Y
[Name an  address                                       [Number of Shares
of Stockholder]                                         owned by Stockholder]

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER YOU DIRECT BELOW. IF YOU SIGN THIS PROXY BUT PROVIDE NO DIRECTIONS AS TO HOW TO VOTE YOUR SHARES FOR ONE OR MORE OF THE PROPOSALS, THEN WE WILL CAST YOUR VOTES UNDER THIS PROXY FOR SUCH PROPOSAL (S).

Please vote by marking the appropriate boxes below:

1. To elect John C. Anderson, Robert L. Hilton and John M. Matovina, as Directors .

           / / FOR ALL NOMINEES                    / / AGAINST ALL NOMINEES

           / / AGAINST THE FOLLOWING NOMINEE(S) ________________________________

2. To ratify the appointment of Ernst & Young, LLP as the Company's independent auditors for 2001.

           / / FOR                  / / AGAINST                / / ABSTAIN.

To transact such other business as may properly come before the meeting.

                                      THE UNDERSIGNED HEREBY ACKNOWLEDGES
                                      RECEIPT OF THE NOTICE OF ANNUAL MEETING OF
                                      STOCKHOLDERS AND THE PROXY STATEMENT IN
                                      CONNECTION WITH THAT MEETING.

Dated:________________, 2001          ________________________________________

                                      ________________________________________
                                              SIGNATURE OF STOCKHOLDER(S)

     PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY N THE ENCLOSED ENVELOPE OR
                              FAX TO (515)-221-9989